Exhibit 10.11

     SECOND AMENDMENT TO
     CREDIT AGREEMENT



     among



     MIDCOAST ENERGY RESOURCES, INC.
     MAGNOLIA PIPELINE CORPORATION
     H & W PIPELINE CORPORATION
     MAGNOLIA RESOURCES, INC.
     MAGNOLIA GATHERING, INC.
     MIDCOAST HOLDINGS NO. ONE, INC.
     MIDCOAST GAS PIPELINE, INC.
     NUGGET DRILLING CORPORATION
     MIDCOAST MARKETING, INC.
     ALATENN ENERGY MARKETING COMPANY
     TENNESSEE RIVER INTRASTATE GAS CO.
     MID LOUISIANA GAS COMPANY
     MID LOUISIANA MARKETING COMPANY
     MID LOUISIANA GAS TRANSMISSION COMPANY
     MIDLA ENERGY SERVICES COMPANY



     and



     BANK ONE, TEXAS, N.A.






     Effective as of
     October 31, 1997

     TABLE OF CONTENTS

     PAGE


  ARTICLE I.DEFINITIONS  1
       1.01Terms Defined Above  1
       1.02Terms Defined in Agreement  2
       1.03References  2
       1.04Articles and Sections  2
       1.05Number and Gender  2

  ARTICLE II.AMENDMENTS  2
       2.01Amendment of Section 1.2  2
       2.02Global Amendments5
       2.03Amendment of Section 2.8  5
       2.04Amendment of Section 5.3  6
       2.05Amendment of Section 5.46
       2.06Amendment of Section 6.13  6
       2.07Amendment of Section 7.16

  ARTICLE III.CONDITIONS  6
       3.01Receipt of Documents  6
       3.02Accuracy of Representations and Warranties  7
       3.03Matters Satisfactory to Lender  7

  ARTICLE IV.REPRESENTATIONS AND WARRANTIES  8

  ARTICLE V.RATIFICATION  8

  ARTICLE VI.MISCELLANEOUS  8
       6.01Scope of Amendment  8
       6.02Agreement as Amended  8
       6.03Parties in Interest  8
       6.04Rights of Third Parties  8
       6.05ENTIRE AGREEMENT  8
       6.06GOVERNING LAW  9
       6.07JURISDICTION AND VENUE  9




SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into effective as of October 31, 1997, among MIDCOAST ENERGY RESOURCES, INC., a Nevada corporation ("Midcoast"); MAGNOLIA PIPELINE CORPORATION, an Alabama corporation ("Magnolia Pipeline"); H&W PIPELINE CORPORATION, an Alabama corporation ("H&W"); MAGNOLIA RESOURCES, INC., a Mississippi corporation ("Magnolia Resources"); MAGNOLIA GATHERING, INC., an Alabama corporation ("Magnolia Gathering"); MIDCOAST HOLDINGS NO. ONE, INC., a Delaware corporation "Midcoast Holdings"); MIDCOAST GAS PIPELINE, INC., a Texas corporation "Midcoast Gas Pipeline"); NUGGET DRILLING CORPORATION, a Minnesota corporation ("Nugget"); MIDCOAST MARKETING, INC., a Texas corporation ("Midcoast Marketing"); ALATENN ENERGY MARKETING COMPANY, an Alabama corporation ("Atemco"); TENNESSEE RIVER INTRASTATE GAS CO., an Alabama corporation ("Trigas"); MID LOUISIANA GAS COMPANY, a Delaware corporation ("Mid LA"); MID LOUISIANA MARKETING COMPANY, a Delaware corporation ("MLM"); MID LOUISIANA GAS TRANSMISSION COMPANY, a Delaware corporation ("MLT"); and MIDLA ENERGY SERVICES COMPANY, a Delaware corporation ("MLESCO"), together with Midcoast, Magnolia Pipeline, H&W, Magnolia Resources, Magnolia Gathering, Midcoast Holdings, Midcoast Gas Pipeline, Nugget, Midcoast Marketing, Atemco, Trigas, Mid LA, MLM and MLT, collectively the "Borrower") and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Lender").

     W I T N E S S E T H:

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated August 22, 1996, as amended by that certain First Amendment to Credit Agreement dated May 30, 1997 (collectively, the "Agreement"), to which reference is here made for all purposes;

     WHEREAS, in contemplation of the proposed merger of Republic Gas Partners, L.L.C., a Delaware limited liability company ("Republic Gas") and Midcoast pursuant to which Mid LA, MLM, MLT and MLESCO will become wholly owned subsidiaries of Midcoast, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Second Amendment, the parties hereto agree as follows:

     ARTICLE I.
     DEFINITIONS

      1.01Terms Defined Above.  As used herein, each of the terms
"Agreement," "Borrower," "Second Amendment," and "Lender" shall have the meaning assigned to such term hereinabove.

      1.02Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

      1.03References. References in this Second Amendment to Article or Section numbers shall be to Articles and Sections of this Second Amendment, unless expressly stated herein to the contrary. References in this Second Amendment to "hereby," "herein," "hereinafter," "hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Second Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

      1.04Articles and Sections. This Second Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Second Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

      1.05Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

     ARTICLE II.
     AMENDMENTS

     The Borrower and the Lender hereby amend the Agreement in the following particulars:

      2.01Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

      A.The following definitions are added to read as follows:

     "Borrower" shall mean, individually and collectively, Midcoast Energy Resources, Inc., a Nevada corporation, Magnolia Pipeline Corporation, an Alabama corporation, H&W Pipeline Corporation, an Alabama corporation, Magnolia Resources, Inc., a Mississippi corporation, Magnolia Gathering, Inc., an Alabama corporation, Midcoast Holdings No. One, Inc., a Delaware corporation, Midcoast Gas Pipeline, Inc., a Texas corporation, Nugget Drilling Corporation, a Minnesota corporation, Midcoast Marketing, Inc., a Texas corporation, Alatenn Energy Marketing Company, an Alabama corporation, Tennessee River Intrastate Gas Co., an Alabama corporation, Mid Louisiana Gas Company, a Delaware corporation, Mid Louisiana Marketing Company, a Delaware corporation, Mid Louisiana Gas Transmission Company, a Delaware corporation, and Midla Energy Services Company, a Delaware corporation.

     "LC Line of Credit" shall mean the line of credit up to $15,000,000 which shall include $12,000,000 of Letters of Credit.

     "Mid LA Companies" shall mean each of Mid Louisiana Gas Company, a Delaware corporation, Mid Louisiana Marketing Company, a Delaware corporation, Mid Louisiana Gas Transmission Company, a Delaware corporation, and Midla Energy Services Company, a Delaware corporation.

     "Mid LA Merger Agreement" shall mean that certain Agreement and Plan of Merger dated October 2, 1997 by and among Midcoast Energy Resources, Inc., Republic Gas Partners, L.L.C., Cortez Natural Gas, Inc., Republic Gas Corp. and Riverbend Gas Company, including any and all amendments and modifications thereof.

     "Mid LA Obligations" shall mean any and all Indebtedness arising out of or related to (i) that certain Promissory Note in the original principal amount of Four Million Four Hundred Thousand Dollars ($4,400,000) dated April 3, 1996, executed by Republic Gas Partners, L.L.C., a Delaware limited liability company ("Republic Gas"), and payable to the order of Union Bank, a Division of Union Bank of California, N.A. ("Union Bank"); (ii) that certain Promissory Note in the original principal amount of Thirteen Million Two Hundred Thousand Dollars ($13,200,000) dated April 3, 1996, executed by Republic Gas, and payable to the order of Union Bank; and (iii) that certain Promissory Note in the original principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) dated April 3, 1996 executed by Republic Gas, and payable to the order of Union Bank.

     "Mid LA Security Instruments" shall mean any and all promissory notes, guarantees, liens, security agreements, mortgages, deeds of trust, and other similar documents securing the Mid LA Obligations.

     "MIT" shall mean Midcoast Interstate Transmission, Inc., an Alabama corporation f/k/a Alabama Tennessee Natural Gas Company.

     "MIT Credit Facility" shall mean that certain Credit Agreement dated May 30, 1997 between MIT and Lender, as amended by that certain First Amendment to Credit Agreement dated October 31, 1997.

     "Reducing Revolving Line of Credit" shall mean the line of credit with a Borrowing Base as established from time to time in accordance with Section 2.8 hereof.

      B.The following definitions are amended to read as follows:

     "Applicable Margin" shall mean, for the period from and after September 2, 1997, for the Reducing Revolving Line of Credit and the LC Line of Credit as to each LIBO Rate Loan, one and one-half percent (1-1/2%) when the Loan Balance is less than 50% of the Borrowing Base for the Reducing Revolving Line of Credit and the LC Line of Credit under this Agreement and one and three-quarters percent (1-3/4%) when the Loan Balance is greater than 50% of the Borrowing Base for the Reducing Revolving Line of Credit and the LC Line of Credit under this Agreement.

     "Commitment Termination Date" shall mean August 22, 2000.

     "Eligible Accounts Receivables" shall mean (i) the accounts receivable of Borrower related to gas marketing activities, only, not in excess of 30 days past invoice due date; and (ii) for the period from November 1 through and including March 31 of each year prior to the Commitment Termination Date an amount equal to volumes of gas sold and delivered by Borrower to third parties, but not yet invoiced to such third parties; but in each case excluding all accounts receivable to one customer if fifteen percent (15%) of the total accounts receivable to such customer are more than 30 days past invoice due date and provided further that no one customer's accounts receivable shall constitute more than twenty percent (20%) of the eligible accounts receivable, but such limitation shall not apply to Westlake, Mapco, Champions International, Amoco Oil Co., Reynolds Metal Co., Gulf States Utilities, Exxon, Georgia Pacific, and International Paper, or their successors.

     "Interest Period" shall mean, subject to the limitations set forth in
Section 2.21, with respect to any LIBO Rate Loan, a period commencing on the date such Loan is made or converted from a Loan of another type pursuant to this Agreement or the last day of the next preceding Interest Period with respect to such Loan and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may request in the Borrowing Request for such Loan.

     "Obligations" shall mean, without duplication, (a) all Indebtedness evidenced by the Note, (b) the Reimbursement Obligations, (c) the undrawn, amount of all outstanding, unexpired Letters of Credit, (d) the obligation of the Borrower for the payment of Commitment Fees, Facility Fees, Letter of Credit Fees, and Engineering Fees, any other agreements with the Lender, including, but not limited to ISDA Master Agreement, dated as of May 30, 1997, and (e) all other obligations and liabilities of the Borrower and/or MIT to the Lender, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document and/or the MIT Credit Facility, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

     "Note" shall mean the promissory note of Borrower, in the form attached hereto as Exhibit I, together with all renewals, extensions for any period, increases and arrangements; which Note shall, in part, renew and modify the Mid LA Obligations.

     "Security Instruments" shall mean the Existing Security Instruments, the Mid LA Security Instruments, the security instruments executed and delivered in satisfaction of the condition set forth in Section 3.1(g), and all other documents and instruments at any time executed as security for all or any portion of the Obligations, as such instruments may be amended, restated, or supplemented from time to time.

      2.02Global Amendments. From and after the effective date of this Second Amendment, each reference in the Agreement or any Loan Document to "Reducing Revolving Line of Credit" is hereby deleted and replaced with "LC Line of Credit" as if each such new definition had been originally incorporated into the Agreement.

      2.03Amendment of Section 2.8. Sections 2.8(a) and (b) of the Agreement are amended to read as follows:

      "2.8Borrowing Base Determinations.  (a) The Borrowing Base as of
October 31, 1997 is acknowledged by the Borrower and the Lender to be $15,000,000 for the LC Line of Credit of which up to $3,000,000 is available for cash advances and up to $12,000,000 may be used for Letters of Credit and $60,000,000 for the Reducing Revolving Line of Credit. The Borrowing Base for the LC Line of Credit is limited to 80% of Eligible Accounts Receivable of the Borrower and acceptable to the Lender in its sole discretion.
Notwithstanding the foregoing limitations, during the period from November 1 through and including March 31 for each year prior to the Commitment Termination Date the Borrower may utilize unused availability under the Reducing Revolving Line of Credit and/or the line of credit available to MIT under the MIT Credit Facility for additional Letters of Credit, provided, however, no event of default or potential default has occurred and is continuing thereunder. The Borrowing Base for the Reducing Revolving Line of Credit is determined by the Lender in its sole discretion and based on contracts that are acceptable to the Lender. Commencing on October 31, 1997, and continuing thereafter on the first day of each calendar month through the Commitment Termination Date, the amount of the Borrowing Base on the Reducing Revolving Line of Credit shall be reduced by $0, provided, however, that such amount is subject to redetermination under Section 2.8(b). Notwithstanding the foregoing, the maximum exposure to Lender for the Indebtedness of Borrower and/or its Affiliates under the LC Line of Credit, the Reducing Revolving Line of Credit, the MIT Credit Facility or any other accommodation to Borrower and/or its Affiliates made by Lender shall not exceed $60,000,000 in the aggregate.

      (b)The Borrowing Base shall be redetermined monthly for the LC
Line of Credit as evidenced by the delivery to Lender of the Borrowing Base Certificate substantially in the form of Exhibit VI; and beginning May 1, 1998 and semi-annually thereafter for the Reducing Revolving Line of Credit on the basis of information supplied by the Borrower in compliance with the provisions of this Agreement, including, without limitation, engineering reports as available, contracts in connection with Borrower's pipeline systems, and all other information available to the Lender. Notwithstanding the foregoing, the Lender may at its discretion redetermine the Borrowing Base and the amount by which the Borrowing Base for the Reducing Revolving Line of Credit shall be reduced each calendar month as set forth in Section 2.8 (a) at any time and from time to time and the Borrower may request a Borrowing Base review at any time.

      2.04Amendment of Section 5.3. Section 5.3 of the Agreement is amended to read as follows:

      "5.3Annual Financial Statements. Deliver to the Lender, on or before the 120th day after the close of each fiscal year of the Borrower, a copy of the annual audited consolidated Financial Statements of the Borrower."

      2.05Amendment of Section 5.4. Section 5.4 of the Agreement is amended to read as follows:

      "5.4Monthly Accounts Receivable Report.  Deliver to the Lender
30 days after the close of each month during the term of this Agreement, a report listing all accounts receivable by name, date and amount, and on such date deliver to the Lender a Borrowing Base Certificate in a form as set forth on Exhibit VI."

      2.06Amendment of Section 6.13. Section 6.13 of the Agreement is amended to read as follows:

      "6.13Cash Flow Coverage. Permit Cash Flow for any fiscal year to be less than 1.40 times the sum of interest plus current maturities of funded long term bank debt or 1/10 of the principal balance if the specified reductions are $0. Such test shall begin September 30, 1997 and for the immediately preceding four quarters and shall continue on a quarterly basis thereafter looking back to the immediately preceding four quarters."

      2.07Amendment of Section 7.1. Section 7.1 of the Agreement is hereby amended by adding the following:

      "(n)The occurrence of an Event of Default under the MIT Credit
Facility."

     ARTICLE III.
     CONDITIONS

     The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

      3.01Receipt of Documents. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

      (a)multiple counterparts of this Second Amendment, as requested by the Lender;

      (b)the Note;

      (c)Notice of Final Agreement;

      (d)ratifications of and amendments to the Security Instruments, in form and substance satisfactory to Lender and its counsel;

      (e)a certificate from a Responsible Officer of Midcoast certifying that attached thereto is a true and correct copy of the Agreement and Plan of Merger dated October 2, 1997 between Midcoast and Republic Gas Partners, L.L.C. ("Republic Gas");

      (f)certified copies of the Articles of Merger filed with the Secretary of State of Nevada and the Secretary of State of Delaware, which establishes, to the satisfaction of Lender and its counsel, the merger of Republic Gas with and into Midcoast;

      (g)a legal opinion of the general counsel to Midcoast, in form and substance satisfactory to Lender and its counsel; and

      (h)such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

      3.02Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Second Amendment shall be true and correct. In addition to the foregoing, Borrower hereby makes the following representations and warranties to Lender:

     Mid LA Merger Agreement. The closing of the transactions contemplated by the Mid LA Merger Agreement has or will occur with the execution and delivery of this Second Amendment and the funding of Loans to Borrower hereunder and Borrower has not waived nor shall waive, or in any way amend, without the prior written consent of Lender, the terms and conditions of the Mid LA Merger Agreement, including any condition to the obligations to close as so set forth therein. A true and complete copy of the Mid LA Merger Agreement (including all exhibits, schedules and amendments thereto) has been delivered to Lender, and a true and complete copy of each document delivered at the closing of the Mid LA Merger Agreement will be delivered to Lender on the date hereof. Borrower is not in default under the Mid LA Merger Agreement or under any instrument or document to be delivered in connection with the Mid LA Merger Agreement. The representations and warranties made in the Mid LA Merger Agreement by Borrower will be true and correct in all respects (except for changes expressly provided for therein or herein) on and as of the date herein as though made on and as of such date.

      3.03Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

     ARTICLE IV.
     REPRESENTATIONS AND WARRANTIES

     The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

     ARTICLE V.
     RATIFICATION

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Second Amendment.

     ARTICLE VI.
     MISCELLANEOUS

      6.01Scope of Amendment. The scope of this Second Amendment is expressly limited to the matters addressed herein and this Second Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Second Amendment.

      6.02Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Second Amendment.

      6.03Parties in Interest. All provisions of this Second Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

      6.04Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

      6.05ENTIRE AGREEMENT. THIS SECOND AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS SECOND AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      6.06GOVERNING LAW. THIS SECOND AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY.

      6.07JURISDICTION AND VENUE.  ALL ACTIONS OR PROCEEDINGS WITH RESPECT
TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS SECOND AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

     IN WITNESS WHEREOF, this Second Amendment to Credit Agreement is executed effective the date first hereinabove written.

     BORROWER:

     MIDCOAST ENERGY RESOURCES, INC.


      By:
     Richard Robert
     Chief Financial Officer and
     Treasurer


     MAGNOLIA PIPELINE CORPORATION


      By:
     Richard Robert
     Treasurer


     H & W PIPELINE CORPORATION


      By:
     Richard Robert
     Treasurer


     MAGNOLIA RESOURCES, INC.


      By:
     Richard Robert
     Treasurer


     MAGNOLIA GATHERING, INC.


      By:
     Richard Robert
     Treasurer


     MIDCOAST HOLDINGS NO. ONE, INC.


      By:
     Richard Robert
     Treasurer


     MIDCOAST GAS PIPELINE, INC.


      By:
     Richard Robert
     Treasurer


     NUGGET DRILLING CORPORATION


      By:
     Richard Robert
     Treasurer


     MIDCOAST MARKETING, INC.


      By:
     Richard Robert
     Treasurer


     ALATENN ENERGY MARKETING COMPANY


      By:
     Richard Robert
     Treasurer


     TENNESSEE RIVER INTRASTATE GAS CO.


      By:
     Richard Robert
     Treasurer


     MID LOUISIANA GAS COMPANY


      By:
     Richard Robert
     Treasurer


     MID LOUISIANA MARKETING COMPANY


      By:
     Richard Robert
     Treasurer



     MID LOUISIANA GAS TRANSMISSION
     COMPANY


      By:
     Richard Robert
     Treasurer


     MIDLA ENERGY SERVICES COMPANY


      By:
     Richard Robert
     Treasurer


     LENDER:

     BANK ONE, TEXAS, N.A.


      By:
     Charles Kingswell-Smith
     Senior Vice President